Exhibit 99.5

FUND REIT III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial statements represent the pro forma effects of the transactions described below.  This pro forma information should be read in conjunction with Management’s Discussion and Analysis of Financial Conditions and Results of Operations and the financial statements and notes of the Company included in the Company’s Registration Statement on Amendment No.1 to Form 10 for the fiscal year ended December 31, 2018, as filed with the SEC on September 17, 2019, and in conjunction with Management’s Discussion and Analysis of Financial Conditions and Results of Operations and the financial statements and notes of the Company included in the Company’s  Form 10‑Q Quarterly Report for the fiscal quarter ended September 30, 2019, as filed with the SEC on November 13, 2019. Four of the six transactions occurred prior to September 30, 2019, and are included in the Company’s historical September 30, 2019 balance sheet.

Holiday Inn Express – Cedar Rapids, Iowa

On November 30, 2018, the Company acquired a Holiday Inn Express hotel in Cedar Rapids, Iowa (“Cedar Rapids Property”) for a purchase price of $7.7 million, exclusive of closing costs and typical hotel closing date adjustments.  The Cedar Rapids Property is comprised of a 3‑story structure built in 1996 and has 83 guest rooms and 228 square feet of meeting space.  The Company funded the purchase with available cash and a $5.2 million borrowing on our then in-place $25 million revolving line of credit.  The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Gothic River Lodging, LLC (“GRL”).

Hampton Inn & Suites – Pineville Acquisition

On March 19, 2019, the Company acquired a Hampton Inn hotel in Pineville, North Carolina (“Pineville Property”) for a purchase price of $13.9 million, exclusive of closing costs and typical hotel closing date adjustments.  In addition to the purchase price, the seller of the property may be entitled to additional consideration if the property exceeds certain performance criteria.  At any time during the period April 1, 2020, to April 30, 2023, the seller of the property may make a one-time election to receive their additional consideration.  The variable amount of additional consideration, if any, is based on increases in net operating income for a selected 12‑month period of time.  The Pineville Property is comprised of a 5‑story structure built in 1997 and has 111 guest rooms and 900 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with an outstanding balance of $9.3 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, GNP Group of Pineville, LLC (“GNP”).

Hampton Inn & Suites – Eagan Acquisition

On June 19, 2019, the Company acquired a Hampton Inn and & Suites hotel in Eagan, Minnesota (“Eagan Property”) for a purchase price of $13.95 million, exclusive of closing costs and typical hotel closing date adjustments.  The Eagan Property is comprised of a 4‑story structure built in 1994 and has 122 guest rooms and 336 square feet of meeting space.  The Company funded the purchase with available cash and a $9.4 million mortgage loan.  The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Eagan Lodging Investors II, LLC (“ELI”).

Home2 Suites – Prattville Acquisition

On July 11, 2019, the Company acquired a Home2 Suites hotel in Prattville, Alabama (“Prattville” Property”) for a purchase price of $14.75 million, exclusive of closing costs and typical hotel closing date adjustments.  The Prattville Property is comprised of 4‑story structure built in 2016 and has 90 guest rooms and 841 square feet of meeting space.  The Company funded the purchase with available cash and a $9.6 million mortgage loan. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, PHG Prattville, LLC (“PHG”).

Home2 Suites – Lubbock Acquisition

On December 30, 2019, the Company acquired a Home2 Suites hotel in Lubbock, TX (“Home2 Lubbock Property”) for a purchase price of $14.15 million, exclusive of closing costs and typical hotel closing date adjustments.  The Home2 Lubbock Property is comprised of 4‑story structure built in 2017 and has 101 guest rooms and 1,090 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with a balance of $8.0 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Treemont Capital Partners III, LP (“TCPIII”).

Fairfield Inn & Suites – Lubbock Acquisition

On January 8, 2020, the Company acquired a Fairfield Inn & Suites hotel in Lubbock, TX (“Fairfield Inn Lubbock Property”) for a purchase price of $15.15 million, exclusive of closing costs and typical hotel closing date adjustments.  The Fairfield Inn Lubbock Property is comprised of 4‑story structure built in 2015 and has 100 guest rooms and 324 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with a balance of $9.4 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Treemont Capital Partners IV, LP (“TCPIV”).

The unaudited pro forma combined consolidated balance sheet as of September 30, 2019, gives effect to the acquisition of the Home2 Lubbock Property and the Fairfield Inn Lubbock Property by the Company as if the transactions had occurred on September 30, 2019.

The unaudited pro forma combined consolidated statement of operations for the period from the Company’s inception (April 9, 2018) through December 31, 2018 and the nine months ended September 30, 2019, give effect to the acquisitions of the Cedar Rapids Property, the Pineville Property, the Eagan Property, the Prattville Property, the Home2 Lubbock Property, and the Fairfield Inn Lubbock Property by the Company, as if all of these transactions had occurred on April 9, 2018.

The unaudited pro forma combined consolidated financial statements contained herein are based upon the respective historical financial statements of the Company, GRL, GNP, ELI, PHG, TCPIII, and TCPIV and should be read in conjunction with the accompanying notes to the unaudited pro forma combined consolidated financial statements included in this filing.

Lodging Fund REIT III, Inc. & Subsidiaries

Unaudited Pro Forma Combined Consolidated Balance Sheet

As of September 30, 2019

	Lodging Fund	Treemont			Treemont
	REIT III, Inc. &	Capital Partners			Capital Partners
	Subsidiaries	III, LP	Pro Forma		IV, LP	Pro Forma
	Historical	Historical	Adjustments		Historical	Adjustments		Pro Forma
	Note 1	Note 2	Note 7		Note 2	Note 8		Combined
Assets
Investment in hotel properties, net of accumulated depreciation	$50,856,610	$5,884,992	$8,549,784	7(a)	$9,489,745	$6,181,147	8(a)	$80,962,278
Cash and cash equivalents	12,366,862	336,687	(6,968,872)	7(b)	286,689	(5,021,366)	8(b)	1,000,000
Restricted cash	2,629,586	715,713	(556,498)	7(c)	185,045	(273,246)	8(c)	2,700,600
Accounts receivable	113,688	56,064	(56,064)	7(d)	49,060	(49,060)	8(d)	113,688
Franchise fees	558,333	-	175,000	7(e)	-	125,000	8(e)	858,333
Prepaid expenses and other assets	484,931	11,573	(11,573)	7(f)	12,541	(12,541)	8(f)	484,931
Total Assets	$67,010,010	$7,005,029	$1,131,777		$10,023,080	$949,934		$86,119,830

Liabilities and Equity
Debt, net	$32,806,130	$7,968,024	$(260,385)	7(g)	$9,310,644	$(151,917)	8(g)	$49,672,496
Accounts payable	515,492	79,199	(79,199)	7(h)	146,287	(146,287)	8(h)	515,492
Accrued expenses	839,639	187,644	(187,644)	7(i)	141,594	(141,594)	8(i)	839,639
Due to related parties	417,309	-	435,984	7(j)	-	434,328	8(j)	1,287,621
Other liabilities	902,903	49,312	(46,949)	7(h)	40,838	(40,712)	8(h)	905,392
Total Liabilities	35,481,473	8,284,179	(138,193)		9,639,363	(46,182)		53,220,640

Commitments and contingencies

Equity
Preferred stock, $0.01 par value	-	-	-		-	-		-
Common stock, $0.01 par value	46,733	-	-		-	13,900	8(k)	60,633
Additional paid-in capital	45,962,641	-	-		-	1,376,061	8(k)	47,338,702
Accumulated deficit	(14,160,963)	-	(9,180)	7(j)	-	(10,128)	8(j)	(14,180,271)
Members’ equity (deficit)	-	(1,279,150)	1,279,150	7(k)	383,717	(383,717)	8(k)	-
Total stockholders’ equity	31,848,411	(1,279,150)	1,269,970		383,717	996,116		33,219,064
Non-controlling interest	(319,874)	-	-					(319,874)
Total equity	31,528,537	(1,279,150)	1,269,970		383,717	996,116		32,899,190
Total Liabilities and Equity	$67,010,010	$7,005,029	$1,131,777		$10,023,080	$949,934		$86,119,830

Lodging Fund REIT III, Inc. & Subsidiaries

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

	Lodging Fund										Treemont			Treemont
	REIT III, Inc. &	GNP Group of	Pro Forma		Eagan Lodging			PHG			Capital Partners			Capital Partners
	Subsidiaries	Pineville, LLC	Pro Forma		Investors II, LLC	Pro Forma		Prattville, LLC	Pro Forma		III, LP	Pro Forma		IV, LP	Pro Forma
	Historical	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
	Note 1	Note 2	Note 4		Note 2	Note 5		Note 2	Note 6		Note 2	Note 7		Note 2	Note 8		Combined
Revenue
Room revenue	$5,708,031	$765,534	$-		$1,772,361	$-		$1,727,812	$-		$2,495,717	$-		$2,461,415	$-		$14,930,870
Other revenue	29,697	6,995	-		33,583	-		40,000	-		-	-		-	-		110,275
Total Revenues	5,737,728	772,529	-		1,805,944	-		1,767,812	-		2,495,717	-		2,461,415	-		15,041,145

Expenses
General and administrative	3,187,082	61,690	-		154,880	-		118,149	-		99,097	-		94,551	-		3,715,449
Sales and marketing	725,268	11,037	-		130,594	-		135,003	-		50,647	-		105,915	-		1,158,464
Property operations	2,121,567	249,307	-		733,727	-		494,090	-		1,214,037	-		1,176,490	-		5,989,218
Franchise fees	565,776	90,321	(24,271)	4(b)	120,628	(27,349)	5(a)	88,058	5,790	6(a)	122,117	11,419	7(e)	56,399	84,306	8(e)	1,093,194
Property management fees	486,087	37,412	14,187	4(c), (d)	90,297	47,702	5(b), (c)	70,700	108,152	6(b), (c)	125,497	84,526	7(l), (m)	123,806	93,297	8(l), (m)	1,281,663
Acquisition expense	508,260	-	-		-	-		-			-			-			508,260
Depreciation	739,680	75,176	-	4(e)	171,268	73,932	5(d)	213,648	117,852	6(d)	608,740	(238,871)	7(n)	484,157	(42,489)	8(n)	2,203,094
Total Expenses	8,333,720	524,943	(10,084)		1,401,394	94,285		1,119,648	231,794		2,220,135	(142,926)		2,041,318	135,114		15,949,342

Other Income (Expense)
Other income (expense), net	(39,698)	(2,343)	-		7,744	-		(86,058)	-		-	-		-	-		(120,355)
Interest expense	(889,177)	(92,949)	(15,135)	4(f), (g)	(267,059)	92,925	5(e), (f)	(199,040)	(146,822)	6(e), (f)	(297,617)	(12,681)	7(o), (p)	(347,121)	(19,961)	8(o), (p)	(2,194,637)
Total Other Income (Expense)	(928,875)	(95,292)	(15,135)		(259,315)	92,925		(285,098)	(146,822)		(297,617)	(12,681)		(347,121)	(19,961)		(2,314,992)

Net Income (Loss) Before Income Taxes	(3,524,867)	152,294	(5,051)		145,234	(1,360)		363,066	(378,617)		(22,035)	130,245		72,976	(155,075)		(3,223,189)

Income tax benefit	59,556	-	-		-	-		-	-		-	-		-	-		59,556

Net Income (Loss)	(3,465,311)	152,294	(5,051)		145,234	(1,360)		363,066	(378,617)		(22,035)	130,245		72,976	(155,075)		(3,163,633)

Net income (loss) attributable to non-controlling interest	(174,130)	-	7,362	4(h)	-	7,194	5(g)	-	(778)	6(g)	-	5,411	7(q)	-	(4,105)	8(q)	(159,046)

Net Income (Loss) Attributable to Common Shareholders	$(3,291,181)	$152,294	$(12,413)		$145,234	$(8,554)		$363,066	$(377,839)		$(22,035)	$124,835		$72,976	$(150,970)		$(3,004,587)

Basic and diluted net income (loss) per share of common stock	$(1.19)		$0.19	4(i)		$0.25	5(h)		$(0.02)	6(h)		$0.13	7(r)		$(0.11)	8(r)	$(0.49)
Weighted-average shares outstanding - basic and diluted	2,754,783		740,502	4(j)		546,728	5(i)		611,873	6(i)		784,072	7(s)		692,127	8(s)	6,130,085

Lodging Fund REIT III, Inc. & Subsidiaries

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Period from April 9, 2018 (Inception) to December 31, 2018

	Lodging Fund													Treemont			Treemont
	REIT III, Inc. &	Gothic River			GNP Group of			Eagan Lodging			PHG			Capital Partners			Capital Partners
	Subsidiaries	Lodging, LLC	Pro Forma		Pineville, LLC	Pro Forma		Investors II, LLC	Pro Forma		Prattville, LLC	Pro Forma		III, LP	Pro Forma		IV, LP	Pro Forma
	Historical	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
	Note 1	Note 2	Note 3		Note 2	Note 4		Note 2	Note 5		Note 2	Note 6		Note 2	Note 7		Note 2	Note 8		Combined
Revenue
Room revenue	$123,024	$1,622,896	$-		$2,958,010	$(391,664)	4(a)	$2,931,101	$-		$2,228,089	$-		$2,670,263	$-		$2,519,563	$-		$14,661,282
Other revenue	706	7,612	-		6,454	-		31,747	-		59,107	-		64,237	-		48,591	-		218,455
Total Revenues	123,730	1,630,508	-		2,964,464	(391,664)		2,962,848	-		2,287,196	-		2,734,500	-		2,568,154	-		14,879,737

Expenses
General and administrative	589,427	250,266	(155,663)	3(a)	195,613	-		239,309	-		151,075	-		62,741	-		135,667	-		1,468,435
Sales and marketing	334,442	171,356	-		93,592	-		222,052	-		144,499	-		53,203	-		46,610	-		1,065,754
Property operations	65,059	617,871	-		919,919	-		1,192,564	-		731,308	-		1,270,897	-		1,159,887	-		5,957,505
Franchise fees	11,412	102,012	46,873	3(b)	327,480	(99,047)	4(b)	241,003	60,566	5(a)	92,306	40,410	6(a)	121,689	20,088	7(e)	71,673	71,934	8(e)	1,108,399
Property management fees	22,446	64,919	65,423	3(c), (d)	134,849	82,503	4(c), (d)	148,135	71,756	5(b), (c)	91,614	117,242	6(1), (m)	137,645	78,072	7(l), (m)	129,821	86,421	8(l), (m)	1,230,846
Acquisition expense	212,464	-	-		-	-		-	-		-	-		-			-			212,464
Depreciation	43,810	340,565	(169,258)	3(e)	223,886	103,400	4(e)	249,519	106,021	5(d)	506,604	(122,308)	6(n)	707,777	(337,908)	7(n)	553,544	(111,876)	8(n)	2,093,777
Total Expenses	1,279,060	1,546,989	(212,625)		1,895,339	86,856		2,292,582	238,343		1,717,406	35,344		2,353,952	(239,748)		2,097,202	46,479		13,137,179

Other Income (Expense)
Other income (expense), net	94	(33,460)	-		(391,664)	391,664	4(a)	11,065	-		(8,389)	-		-	-		-	-		(30,690)
Interest expense	(74,858)	(93,466)	(110,391)	3(f), (g)	(391,880)	(29,590)	4(f), (g)	(365,794)	102,732	5(e), (f)	(277,006)	(57,170)	6(o), (p)	(364,066)	112,775	7(o), (p)	(359,655)	67,764	8(o), (p)	(1,840,605)
Total Other Income (Expense)	(74,764)	(126,926)	(110,391)		(783,544)	362,074		(354,729)	102,732		(285,395)	(57,170)		(364,066)	112,775		(359,655)	67,764		(1,871,295)

Net Income (Loss) Before Income Taxes	(1,230,094)	(43,407)	102,234		285,581	(116,446)		315,537	(135,611)		284,395	(92,514)		16,482	352,523		111,297	21,284		(128,738)

Income tax benefit	19,236	-	-		-	-		-	-		-	-		-	-		-	-		19,236

Net Income (Loss)	(1,210,858)	(43,407)	102,234		285,581	(116,446)		315,537	(135,611)		284,395	(92,514)		16,482	352,523		111,297	21,284		(109,502)

Net income (loss) attributable to non-controlling interest	(60,543)	-	2,941	3(h)	-	8,457	4(h)	-	8,996	5(g)	-	9,594	6(q)	-	18,450	7(q)	-	6,629	8(q)	(5,475)

Net Income (Loss) Attributable to Common Shareholders	$(1,150,315)	$(43,407)	$99,293		$285,581	$(124,903)		$315,537	$(144,607)		$284,395	$(102,108)		$16,482	$334,073		$111,297	$14,655		$(104,027)

Basic and diluted net income (loss) per share of common stock	$(3.45)		$0.19	3(i)		$0.22	4(i)		$0.31	5(h)		$0.30	6(h)		$0.45	7(r)		$0.18	8(r)	$(0.03)
Weighted-average shares outstanding - basic and diluted	332,971		293,264	3(j)		740,502	4(j)		546,728	5(i)		611,873	6(i)		784,072	7(s)		692,127	8(s)	4,001,537

Lodging Fund REIT III, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements

1.    Basis of presentation

The unaudited pro forma combined consolidated financial statements of the Company were prepared in accordance with Article 11 of SEC Regulation S-X. The historical consolidated financial statements have been adjusted in the pro forma combined consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the acquisitions, (2) factually supportable and (3) with respect to the pro forma combined consolidated statements of operations, expected to have a continuing impact on the combined consolidated results following the acquisitions described herein.

The Cedar Rapids Property, Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock, and Fairfield Inn Lubbock Property acquisitions were accounted for as asset acquisitions in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of the assets acquired and liabilities assumed in connection with the acquisitions of the Cedar Rapids Property, Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, and Fairfield Inn Lubbock Property and conformed the accounting policies of the Cedar Rapids Property, Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, and Fairfield Inn Lubbock Property to its own accounting policies.

The unaudited pro forma combined consolidated balance sheet as of September 30, 2019 gives effect to the Home2 Lubbock Property and Fairfield Inn Lubbock Property acquisitions as if the transactions were consummated on September 30, 2019. The Cedar Rapids Property, Pineville Property, Eagan Property, and Prattville Property acquisitions are reflected in the Company’s historical consolidated balance sheet as of September 30, 2019 included in the Company’s  Form 10‑Q Quarterly Report for the fiscal quarter ended September 30, 2019, as filed with the SEC on November 13, 2019.

The unaudited pro forma combined consolidated statement of operations for the period from the Company’s inception (April 9, 2018) though December 31, 2018, gives effect to the Cedar Rapids Property, Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, and Fairfield Inn Lubbock Property acquisitions as if the transactions took place as of April 9, 2018, and combine the historical financial information of the Company and the pre-acquisition financial information from the seller of each property, specifically:

•	Pre-acquisition financial information of GRL (for the Cedar Rapids Property) for the period from April 9, 2018 to November 29, 2018 (the date prior to the date of acquisitions); and
•

Pre-acquisition financial information of GNP (for the Pineville Property), ELI (for the Eagan Property), PHG (for the Prattville Property), TCPIII (for the Home2 Lubbock Property), and TCP IV (for the Fairfield Inn Lubbock Property) for the period from April 9, 2018 to December 31, 2018.

The unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2019, gives effect to the Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock, and Fairfield Inn Lubbock acquisitions as if the transactions took place as of April 9, 2018, and combine the historical financial information of the Company and the pre-acquisition financial information from the seller of each property, specifically:

•	Pre-acquisition financial information of GNP (for the Pineville Property) for the period from January 1, 2019 to March 18, 2019 (the date prior to the date of acquisitions); and
•	Pre-acquisition financial information of ELI (for the Eagan Property) for the period from January 1, 2019 to June 18, 2019 (the date prior to the date of acquisitions); and

•	Pre-acquisition financial information of PHG (for the Prattville Property) for the period from January 1, 2019 to July 10, 2019 (the date prior to the date of acquisitions); and
•	Pre-acquisition financial information of TCPIII (for the Home2 Lubbock Property) and TCP IV (for the Fairfield Inn Lubbock Property) for the period from January 1, 2019 to September 30, 2019.

The pro forma combined consolidated financial statements do not necessarily reflect what the Company’s combined consolidated results of operations would have been had the acquisitions occurred on the date indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma combined consolidated financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of the Cedar Rapids Property, Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, and Fairfield Inn Lubbock Property as a result of restructuring activities and other planned cost savings initiatives following the completion of the acquisitions.

2.    Description of the Transactions

Cedar Rapids Acquisition

On November 30, 2018, the Company acquired the Cedar Rapids Property pursuant to the purchase and sale agreement between the Company and GRL for a purchase price of $7.7 million and incurred $158,333 of capitalized acquisition costs. The acquisition was funded with a combination of (1) proceeds from borrowing on a then in-place revolving line of credit in the principal amount of $5.2 million; and (2) cash on hand as of November 30, 2018 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Pineville Acquisition

On March 19, 2019, the Company acquired the Pineville Property pursuant to the purchase and sale agreement between the Company and GNP for a purchase price of $13.9 million, incurred $303,744 of capitalized acquisition costs and assumed the outstanding loan of $9.3. In addition to the purchase price, the seller of the property may be entitled to additional consideration if the property exceeds certain performance criteria.  At any time during the period April 1, 2020, to April 30, 2023, the seller of the property may make a one-time election to receive their additional consideration.  The variable amount of additional consideration, if any, is based on increases in net operating income for a selected 12‑month period of time.  The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $9.3 million; and (2) cash on hand as of March 19, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Eagan Acquisition

On June 19, 2019, the Company acquired the Eagan Property pursuant to the purchase and sale agreement between the Company and ELI for a purchase price of $13.95 million and incurred $278,333 of capitalized acquisitions costs. The acquisition was funded with a combination of (1) proceeds from a first mortgage loan in the principal amount of $9.4 million; and (2) cash on hand as of June 19, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Prattville Acquisition

On July 11, 2019, the Company acquired the Prattville Property pursuant to the purchase and sale agreement between the Company and PHG Prattville for a purchase price of $14.75 million and incurred $356,014 of capitalized acquisitions costs. The acquisition was funded with a combination of (1) proceeds from a first mortgage loan in the principal amount of $9.6 million; and (2) cash on hand as of July 11, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Home2 Lubbock Acquisition

On December 30, 2019, the Company acquired the Home2 Lubbock Property pursuant to the purchase and sale agreement between the Company and TCPIII for a purchase price of $14.15 million and incurred $284,776 of capitalized acquisitions costs. The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $8.0 million; and (2) cash on hand as of December 30, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Fairfield Inn Lubbock Acquisition

On January 8, 2020, the Company acquired the Fairfield Inn Property pursuant to the purchase and sale agreement between the Company and TCPIV for a purchase price of $15.15 million and incurred $520,892 of capitalized acquisitions costs. The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $9.4 million; and (2) cash on hand as of January 8, 2020 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

3.    Pro forma adjustments (Cedar Rapids Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Cedar Rapids Property by the Company had occurred on April 9, 2018.

(a)	Represents adjustments in legal fees that were related to the disposition.
(b)	Represents adjustments in franchise fees as the result of the Cedar Rapids Property entering into new franchise fee agreement.
(c)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS, LLC dba National Hospitality Services (“NHS”) as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(d)

Represents adjustments in the period ended December 31, 2018 of annual asset management fees under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of up to 0.75% of gross assets.

(e)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(f)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(g)	Represents adjustment to reflect an increase of interest expense due to an increase in borrowing under our lines of credit. The interest rate used was 5.60%
(h)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018.

(i)	Represents adjustments of earnings per share.
(j)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.

4.    Pro forma adjustments (Pineville Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Pineville Property by the Company had occurred on April 9, 2018.

(a)

Represents adjustments reducing historical room revenues and expenses for gross ups related to sales and use tax.  The Company has conformed the accounting policies of the Pineville Property to its own accounting policies. The Company’s policy is to record revenues net of any sales and occupancy taxes collected from the hotel guests.

(b)	Represents adjustments in franchise fees as the result of the Pineville Property entering into new franchise fee agreement.
(c)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(d)

Represents adjustments in the year ended December 31, 2018 and the six months ended June 30, 2019, respectively, of annual asset management fees under the Company’s Advisory Agreement with the Advisor of up to 0.75% of gross assets.

(e)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(f)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(g)	Represents adjustment to reflect interest expense related to the outstanding debt assumed by the Company.
(h)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018 and the nine months ended September 30, 2019.

(i)	Represents adjustments of earnings per share.
(j)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.

5.    Pro forma adjustments (Eagan Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Eagan Property by the Company had occurred on April 9, 2018.

(a)	Represents adjustments in franchise fees as the result of the Eagan Property entering into new franchise fee agreement.
(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments in the period ended December 31, 2018 and the six months ended June 30, 2019, respectively, of annual asset management fees under the Company’s Advisory Agreement with the Advisor of up to 0.75% of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(f)	Represents adjustment to reflect interest expense related to the outstanding debt assumed by the Company.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018 and the nine months ended September 30, 2019.

(h)	Represents adjustments of earnings per share.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.

6.    Pro forma adjustments (Prattville Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Prattville Property by the Company had occurred on April 9, 2018.

(a)	Represents adjustments in franchise fees as the result of the Prattville Property entering into new franchise fee agreement.
(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments in the period ended December 31, 2018 and the nine months ended September 30, 2019, respectively, of annual asset management fees under the Company’s Advisory Agreement with the Advisor of up to 0.75% of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(f)	Represents adjustment to reflect interest expense related to the outstanding debt assumed by the Company.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018 and the nine months ended September 30, 2019.

(h)	Represents adjustments of earnings per share.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.

7.    Pro forma adjustments (Home2 Lubbock Acquisition)

The unaudited pro forma combined consolidated balance sheet includes pro forma adjustments to give effect to the transaction as if the acquisition of the Home2 Lubbock Property by the Company had occurred on September 30, 2019, and the unaudited pro forma combined consolidated statements of operations include pro forma adjustments to give effect to the transaction as if the acquisition of the Home2 Lubbock Property by the Company had occurred on April 9, 2018.

(a)	Represents allocation of purchase price of $14,150,000 and $284,776 of acquisition costs to the acquired property and equipment.
(b)

To reflect the purchase price and transaction costs paid, net liabilities assumed including the assumed loan, net of financing costs, earnest money deposits applied to the purchase, the funding of cash reserves for capital expenditures, the elimination of TCPIII’s historical cash balance, initial franchise fees and asset management fees, less amounts payable to related parties.

Purchase price	$(14,150,000)
Transaction costs	(284,776)
Total consideration	(14,434,776)

Loan assumed	8,000,430
Earnest money deposit	200,000
Financing costs	(292,791)
Other liabilities assumed	2,363
Restricted cash funding	(359,215)
Elimination of TCPIII’s historic cash balance	(336,687)
Initial franchise fees and asset management fees	(184,180)
Amounts due to related parties	435,984
Pro forma adjustment to cash and cash equivalents	$(6,968,872)

(c)

Represents elimination of TCPIII’s restricted cash of $715,713, which was not acquired, initial reserves funding of $359,215, and the release of $200,000 of earnest money deposits applied to the purchase.

(d)	Represents elimination of TCPIII’s net accounts receivable of $56,064, which were not acquired.
(e)	Represents adjustments in franchise fees as the result of the entering into new franchise fee agreement and the payment of an initial fee of $175,000.
(f)	Represents elimination of TCPIII’s prepaid expenses and other assets of $11,573, which were not acquired.
(g)	Reflects the assumed debt of $8,000,430, net of costs of $292,791 incurred in connection with the debt assumption and the elimination of the TCPIII’s historical debt balance and associated costs.
(h)	Represents elimination of TCPIII’s historical accounts payable and other liabilities not assumed in the acquisition and the assumption of advance deposits of $2,363.
(i)	Represents the adjustment to eliminate TCPIII’s historical accrued expenses not assumed in the acquisition.

(j)	Represents adjustments in due to related parties for nonrecurring acquisition fees and financing fees associated with the acquisition, and initial monthly asset management fees.
(k)	Represents the adjustment to eliminate TCPIII’s historical members’ equity.
(l)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(m)

Represents adjustments in the period ended December 31, 2018 and the nine months ended September 30, 2019, respectively, of annual asset management fees under the Company’s Advisory Agreement with the Advisor of up to 0.75% of gross assets.

(n)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(o)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(p)	Represents adjustment to reflect interest expense related to the outstanding debt assumed by the Company.
(q)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018 and the nine months ended September 30, 2019.

(r)	Represents adjustments of earnings per share.
(s)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.

8.    Pro forma adjustments (Fairfield Inn Lubbock Acquisition)

The unaudited pro forma combined consolidated balance sheet includes pro forma adjustments to give effect to the transaction as if the acquisition of the Fairfield Inn Lubbock Property by the Company had occurred on September 30, 2019, and the unaudited pro forma combined consolidated statements of operations include pro forma adjustments to give effect to the transaction as if the acquisition of the Fairfield Inn Lubbock Property by the Company had occurred on April 9, 2018.

(a)	Represents allocation of purchase price of $15,150,000 and $520,892 of acquisition costs to the acquired property and equipment.
(b)

To reflect the purchase price and transaction costs paid, net liabilities assumed including the assumed loan, net of financing costs, earnest money deposits applied to the purchase, the funding of cash reserves for capital expenditures, the elimination of TCPIV’s historical cash balance, initial franchise fees and asset management fees, less amounts payable to related parties.

Purchase price	$(15,150,000)
Transaction costs	(520,892)
Total consideration	(15,670,892)

Loan assumed	9,400,772
Earnest money deposit	200,000
Assumed reserve funds	(111,799)
Financing costs	(242,045)
Other liabilities assumed	126
Elimination of TCPIII’s historic cash balance	(286,689)
Initial franchise fees and asset management fees	(135,128)
Amounts due to related parties	434,328
Equity proceeds from the issuance of 138,996 shares of common stock	1,389,961
Pro forma adjustment to cash and cash equivalents	$(5,021,366)

(c)	Represents elimination of TCPIII’s restricted cash of $67,842, which was not acquired and the release of $200,000 of earnest money deposits applied to the purchase.
(d)	Represents elimination of TCPIII’s net accounts receivable of $49,060, which were not acquired.
(e)	Represents adjustments in franchise fees as the result of the entering into new franchise fee agreement and the payment of an initial fee of $125,000.
(f)	Represents elimination of TCPIV’s prepaid expenses and other assets of $12,541, which were not acquired.
(g)	Reflects the assumed debt of $9,400,772, net of costs of $242,045 incurred in connection with the debt assumption and the elimination of the TCPIV’s historical debt balance and associated costs.
(h)	Represents elimination of TCPIV’s historical accounts payable and other liabilities not assumed in the acquisition and the assumption of advance deposits of $126.
(i)	Represents the adjustment to eliminate TCPIV’s historical accrued expenses not assumed in the acquisition.
(j)	Represents adjustments in due to related parties for nonrecurring acquisition fees and financing fees associated with the acquisition, and initial monthly asset management fees.
(k)	Represents the adjustment to eliminate TCPIV’s historical members’ equity and record additional shares issued by the Company.
(l)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(m)

Represents adjustments in the period ended December 31, 2018 and the nine months ended September 30, 2019, respectively, of annual asset management fees under the Company’s Advisory Agreement with the Advisor of up to 0.75% of gross assets.

(n)

Represents adjustments of the estimated depreciation for the hotel based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is

40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.
(o)

Represents adjustments of the estimated amortization of the financing fees on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(p)	Represents adjustment to reflect interest expense related to the outstanding debt assumed by the Company.
(q)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest weighted average ownership of 5% for the period ended December 31, 2018 and the nine months ended September 30, 2019.

(r)	Represents adjustments of earnings per share.
(s)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition.